                                                                   EXHIBIT 10.34

           AMENDMENT NUMBER FOUR (B) TO LOAN AND SECURITY AGREEMENT
           --------------------------------------------------------


          This AMENDMENT NUMBER FOUR (B) TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 25, 2001, is entered into by and among WAM!NET INC., a Minnesota corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the financial institutions named on the signature pages hereto as Lenders (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS, the Borrowers have requested the Lender Group to amend certain terms of that certain Loan and Security Agreement, dated as of February 13, 2001, as amended prior to the date hereof (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


1.   Amendments.

     (a)  Section 1.1 of the Loan Agreement is hereby amended by adding the
          -----------
following definitions in alphabetical order:

          "Amendment 4(a)" means Amendment Number Four (A) to Loan and Security
           --------------
     Agreement, dated as of June 20, 2001, by and among the Borrowers and Lender Group.

          "Amendment 4(a) Closing Date" means June 20, 2001.
           ---------------------------

          "Amendment 4(b)" means Amendment Number Four (B) to Loan and Security
           --------------
     Agreement, dated as of June 25, 2001, by and among the Borrowers and Lender Group.

          "Amendment 4(b) Closing Date" means the date that all conditions set
           ---------------------------
     forth in Section 3 of Amendment 4(b) have been satisfied.
              ---------

          "Amendment 4(b) Commitment Fee" has the meaning set forth in Section
           -----------------------------                               -------
     2.11(e)(i).
     ----------

          "Amendment 4(b) Use Fee" has the meaning set forth in Section
           ----------------------                               -------
     2.11(e)(ii).
     -----------

          "First New Parent Warrant" means the warrant for 2.6% of Parent Common
           ------------------------
Stock executed and delivered by Parent in favor of the Term C Lender pursuant to
Section 4 of Amendment 4(a).

          "First New WGSI Warrant" means the warrant for 2.6% of WGSI Common
           ----------------------
Stock executed and delivered by WGSI in favor of the Term C Lender pursuant to
Section 4 of Amendment 4(a).

          "First Term C Loan Tranche" has the meaning set forth in Section 2.14.
           -------------------------                               ------------

          "Second New Parent Warrant" means the warrant for 5.4% of Parent
           -------------------------
Common Stock to be executed and delivered by Parent in favor of the Term C Lender pursuant to Section 4 of Amendment 4(b).

          "Second New WGSI Warrant" means the warrant for 1.4% of WGSI Common
           -----------------------
Stock executed and delivered by WGSI in favor of the Term C Lender pursuant to
Section 4 of Amendment 4(b).

          "Second Term C Loan Tranche" has the meaning set forth in Section
           --------------------------                               -------
2.14.
----

     (b)  Section 1.1 of the Loan Agreement is hereby amended by amending and
          -----------
restating the following definitions in their respective entirety as follows:

          "New Conversion Price" means, (i) with respect to Parent Common Stock,
           --------------------
     a price per share equal to (x) $2,000,000 divided by (y) an amount equal to 8.0% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $2,000,000 divided by (y) an amount equal to 4.0% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted conversion price in effect at the date of the exercise of the New Conversion Rights as provided in Section 2.17.
                                              ------------

          "New Parent Warrants" means the First New Parent Warrant and the
           -------------------
     Second New Parent Warrant.

          "New WGSI Warrants" means the First New WGSI Warrant and the Second
           -----------------
     New WGSI Warrant.

          "Term C Loan Amount" means $4,686,880, plus the then extant Term C
           ------------------                    ----
     Loan PIK Amount.

     (c)  Section 2.11 of the Loan Agreement is amended as follows:
          ------------

          (i) by deleting clause (iii) of subsection (d) thereof in its entirety and substituting therefor the following:

               (iii) Anniversary Fee. An anniversary fee equal to 3% of the sum of (A) $4,436,000, plus (B) the difference between (x) the Term C Loan Amount on such anniversary date and (y) $4,436,000, due and payable in cash on each anniversary of the Amendment 4(a) Closing Date (the "Anniversary Fee").

          (ii) by inserting a new subsection (e) at the end of Section 2.11, to
                                                               ------------
read as follows:

          (e) Amendment 4(b) Fees. Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Term C Lenders in accordance with their Pro Rata
     Shares:

               (i) Amendment 4(b) Commitment Fee. A commitment fee of $188,160, due and payable on the Amendment 4(b) Closing Date (the "Amendment 4(b) Commitment Fee").

               (ii) Amendment 4(b) Use Fee. A use fee of $62,720, due and payable on the Amendment 4(b) Closing Date (the "Amendment 4(b) Use Fee").

     (d)  Subsection (b) of Section 2.14 of the Loan Agreement is amended and
                            ------------
restated in its entirety to read as follows:

               (b) On the Amendment 4(a) Closing Date, the Term C Lender made a term loan to the Borrowers in the principal amount of $1,300,000 (the "First Term C Loan Tranche"). Subject to the terms and conditions of this
      -------------------------
     Agreement, on the Amendment 4(b) Closing Date the Term C Lender agrees to make an addition term loan to the Borrowers in the principal amount of $3,386,880 (the "Second Term C Loan Tranche"). The principal amount of the
                      --------------------------
     Second Term C Loan Tranche shall be added to the principal amount of the First Term C Loan Tranche and such loans shall be deemed a single term loan (hereinafter, the "Term C Loan"). The outstanding unpaid principal balance
                        -----------
     and all accrued and unpaid interest under the Term C Loan, including the Term C Loan PIK Amount, shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term C Loan, including all accrued and unpaid interest and including the Term C Loan PIK Amount, shall constitute Obligations.

     (e)  Section 2.17.1 of the Loan Agreement is amended in its entirety to
          --------------
read as follows:

               Section 2.17.1   New Right to Convert
                                --------------------

          (a) The Term C Lender may, in its sole and absolute discretion, (i) convert a portion of the Term C Loan Amount equal to $2,000,000 into the number of shares of Parent Common Stock representing eight percent (8%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis (the "New Parent Conversion Right") and (ii) convert a portion of the Term C Loan Amount equal to $2,000,000 into the number of shares of WGSI Common Stock representing four percent (4%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis (the "New WGSI Conversion Right"), at any time and from time to time (including, without limitation, during the continuance of an Event of Default) that the Term C Loan Amount is outstanding; provided, however, that the Term C Lender shall not have
                     --------  -------
     the right to (i) exercise its New Parent Conversion Right in the event that the Term C Lender (or its nominee) has exercised the New Parent Warrants,
     (ii) exercise the New WGSI Conversion Right in the event that the Term C Lender (or its nominee) has exercised the New WGSI Warrants or (iii) exercise either the New Parent Conversion Right or the New WGSI Conversion Right if such exercise would result in ownership or beneficial ownership, direct or indirect, of five percent (5%) or more of WGSI's voting stock or of twenty-five percent (25%) or more of WGSI's non-voting stock by a Foreign Person.

          (b) The option of Term C Lender to exercise its rights pursuant to this Section 2.17.1 shall be exercised by the delivery of a written notice of election by such holder to Parent, which notice shall state the Term C Loan Amount and the date on which such election is to be effective (the "New Conversion Date") and shall be delivered on a date not less than 10 nor more than 60 Business Days prior to the New Conversion Date. A notice of election, once delivered, may be rescinded at any time prior to the New Conversion Date.

          (c) Upon the New Conversion Date the Term C Lender (or its nominee) shall be entitled to receive, (i) in exchange for a portion of the Term C Loan Amount equal to $2,000,000, the number of shares of Parent Common Stock equal to eight percent (8%) of the issued and outstanding shares of Parent Common Stock on a fully diluted basis, and (ii) in exchange for a portion of the Term C Loan Amount equal to $2,000,000, the number of shares of WGSI Common Stock equal to four percent (4%) of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis.

          (d) Each of Parent and WGSI shall at all times, when the Term C Loan Amount shall be outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purposes of effecting the conversion of the Term C Loan Amount, the number of duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Term C Loan Amount pursuant to the New Parent Conversion Right and the New WGSI Conversion Right, on a fully diluted basis.

          (e) Each of Parent and WGSI shall comply with all federal and state securities laws regulating the offer and sale of shares of Common Stock upon exercise of the conversion rights set forth in this Section 2.17.
                                                              ------------

     (f)  Section 2.17.3 of the Loan Agreement is amended by replacing the words
          --------------
"the right to convert up to $1,300,000" with the words "the right to convert up to $4,000,000".


     (g)  Schedule C-1 hereby is amended and restated in its entirety to read as
          ------------
set forth in Annex I attached hereto.


2. Acknowledgement of the Obligations. Borrowers acknowledge that, as of June 24, 2001, (i) Borrowers owe the Original Lenders $14,812,723.35 in principal for Advances plus accrued and unpaid interest, (ii) Borrowers owe the Term A Lender $2,400,000 in principal for the Term A Loan plus accrued and unpaid interest,
(iii) Borrowers owe the Term B Lender $7,590,000 in principal for the Term B Loan plus accrued and unpaid interest, and (iv) Borrowers owe the Term C Lender $1,300,000 in principal for the First Term C Loan Tranche plus accrued and unpaid interest. The total amount of the Obligations, including without limitation principal, interest and fees and reasonable expenses of Lenders' counsel, is by the execution of this Amendment by Borrowers, ratified, confirmed and approved by Borrowers in all respects. Borrowers acknowledge and agree that
(a) the Obligations are valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their terms, and (b) Borrowers are presently obligated to pay these amounts and all of their other existing Obligations in accordance with the terms of the Loan Documents, all without any further demand, notice or claim. In addition, Borrowers acknowledge and agree with Lenders that (x) Borrowers have no known claim or cause of action against Lenders (or Lenders' directors, officers, employees, agents, affiliates or attorneys), (y) Borrowers have no known offset right, counterclaim or defense of any kind against any Obligations, and (z) Lenders have heretofore properly performed and satisfied in a timely manner all of Lenders' obligations to Borrowers.

3. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

     (a) Agent shall have received on or before the Amendment 4(b) Closing Date the following, each in form and substance satisfactory to Agent (and, where indicated, the applicable Lender) and, unless indicated otherwise, dated as of the Amendment 4(b) Closing Date:

          (i) counterparts of this Amendment, duly executed by the Borrowers and the Lender Group; and

          (ii) such other agreements, instruments, approvals, opinions and other documents as Agent or any Lender may reasonably request.

     (b) The Term C Lender shall have received the Amendment 4(b) Equity Documents (as hereinafter defined) in form and substance satisfactory to the Term C Lender.

     (c) Borrowers shall have paid to the Term C Lender the Amendment 4(b) Commitment Fee and the Amendment 4(b) Use Fee, which Amendment 4(b) Commitment Fee and Amendment 4(b) Use Fee shall be fully earned as of the date of this Amendment; the parties hereto agree that the Amendment 4(b) Commitment Fee and the Amendment 4(b) Use Fee shall be paid from the proceeds of the Second Term C Loan Tranche.

     (d) Borrowers shall have paid to the Term C Lender a refundable expense deposit of $350,000 (the "New Expense Deposit"). The New Expense Deposit will be used to pay expenses of the Term C Lender relating to its financial and legal due diligence and negotiation and drafting of transaction documentation in connection with a proposed term financing facility from the Term C Lender and/or certain of its Affiliates to Parent, WGSI and certain other Subsidiaries of Parent (the "New Facility"). The Term C Lender agrees that in the event that a commitment for the New Facility is not issued by the Term C Lender and/or certain of its Affiliates, other than as a result of the fault of Parent, WGSI or any other Subsidiaries of Parent, the New Expense Deposit shall be returned to Parent, net of the Term C Lender's out-of-pocket costs and expenses, including attorney's fees. The parties hereto agree that the New Expense Deposit shall be paid from the proceeds of the Second Term C Loan Tranche.

     (e) The several counsel to the members of the Lender Group shall have received payment, in immediately available funds, of all accrued and unpaid attorneys fees and expenses constituting Lender Group Expenses incurred in connection with this Amendment and the transactions contemplated hereunder or reasonably ancillary hereto;

     (f) The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (g) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrowers or the Lender Group; and

     (i) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

4. Amendment 4(b) Equity Documents. In consideration of the financial accommodations being provided to Borrowers by the Term C Lender pursuant to this Amendment and Amendment 4(a), the parties hereto hereby agree as follows:

     (a) On the Amendment 4(b) Closing Date, the Parent and WGSI agree to execute and deliver to the Term C Lender, the following instruments (collectively, the "Amendment 4(b) Equity Documents"; together with this Amendment and any other documents delivered pursuant to Section 3(a) above, each an "Amendment Document" and collectively, the "Amendment Documents"), each in form and substance satisfactory to the Term C Lender:

          (i) a warrant issued to the Term C Lender (or its nominee) to purchase up to 5.4%, on a fully diluted basis, of the number of shares of the Parent's common stock on the Amendment 4(b) Closing Date (the "Second New Parent Warrant"), duly executed by the Parent; and

          (ii) a warrant issued to the Term C Lender (or its nominee) to purchase up to 1.4%, on a fully diluted basis, of the number of shares of WGSI Common Stock on the Amendment 4(b) Closing Date (the "Second New WGSI Warrant"; together with the Second New Parent Warrant, collectively, the "Second New Warrants"), duly executed by WGSI; and

          (iii) such other agreements, instruments, approvals, opinions and other documents as the Term C Lender may reasonably request in connection with the New Parent Warrants, the New WGSI Warrants and the Registration Rights Agreements delivered pursuant to Amendment 4(a).

     (b) The Parent and WGSI agree that (i) each of the Second New Warrants shall have (A) an expiration date of five (5) years from the Amendment 4(b) Closing Date, (B) an exercise price per share equal to the Exercise Price (as defined below) and (C) anti-dilution provisions acceptable to the Term C Lender but in no event less favorable than those of shareholders existing on or after the date hereof. The Common Stock to be issued upon exercise of the Second New Warrants shall benefit from the registration rights and other rights set forth in the Registration Rights Agreements delivered pursuant to Amendment 4(a).

     (c) As used in subsection (b) above, "Exercise Price" means (i) with respect to Parent Common Stock, a price per share equal to (x) $1,350,000, divided by (y) an amount equal to 5.4% of the issued and outstanding shares of Parent Common Stock on a fully diluted basis and (ii) with respect to WGSI Common Stock, a price per share equal to (x) $1,350,000, divided by (y) an amount equal to 1.4% of the issued and outstanding shares of WGSI Common Stock on a fully diluted basis or such adjusted exercise price in effect at the date of the exercise of the Second New Parent Warrant or the Second New WGSI Warrant, as applicable.

     (d) The Term C Lender agrees that (i) if the Term C Lender exercises its New Parent Conversion Right under Section 2.17 of the Loan Agreement (as amended
                                  ------------
hereby), the New Parent Warrants shall expire, and (ii) if the Term C Lender exercises its New WGSI Conversion Right under Section 2.17 of the Loan Agreement
                                              ------------
(as amended hereby), the New WGSI Warrants shall expire.

     e) The Agent and each of the Lenders hereby consent to the issuance of the Amendment 4(b) Equity Documents and to the terms thereof and waive any term, agreement or covenant in the Loan Agreement or in any other Loan Document which would otherwise restrict or prohibit the execution, delivery and performance of the Amendment 4(b) Equity Documents. Such consent and waiver shall be effective only in this specific instance and for this specific purpose and shall not permit any further departure from the terms of the Loan Documents, all of which shall remain in full force in effect (except as expressly set forth in this Amendment) and are hereby ratified and confirmed.

5. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of each Amendment Document to which it is a party, and the performance of the Loan Agreement, as amended by this Amendment, are within its corporate or other organizational powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) each Amendment Document to which it is a party and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms.

6. Further Assurances. Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent or any Lender may reasonably request from time to time fully to consummate the transactions contemplated under the Amendment Documents and the Loan Agreement, as amended by this Amendment.

7.   Miscellaneous.

     (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     (d) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

  (e) This Amendment is a Loan Document.

               [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                  Borrowers:
                                  ----------
                                  WAM!NET INC., a
                                  Minnesota corporation

                                  By: ____________________________________
                                  Title: _________________________________

                                  WAM!NET GOVERNMENT SERVICES, INC.,
                                  a Minnesota corporation

                                  By: ____________________________________
                                  Title: _________________________________

                                  WAM!NET PROFESSIONAL SERVICES LLC,
                                  a Minnesota limited liability company

                                  By: _____________________________________
                                  Title: __________________________________

                                  Agent:
                                  ------

                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation, as Agent

                                  By: _____________________________________
                                  Title: __________________________________

                      (Signature Page to Amendment 4(b))

                              Lenders:
                              --------

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation

                              By: _____________________________________
                              Title: __________________________________

                              ABLECO FINANCE LLC,
                              a Delaware limited liability company (for itself and as agent for certain of its affiliates)

                              By: _____________________________________
                              Title: __________________________________

                              MADELEINE L.L.C.,
                              a New York limited liability company (for itself and as agent for certain of its affiliates)

                              By: _____________________________________
                              Title: __________________________________

                      (Signature Page to Amendment 4(b))

                                    ANNEX I

                                  Schedule C-1
                                  ------------

                                  Commitments


===========================================================================================================
                          Revolver          Term A Loan        Term B Loan     Term C Loan        Total
      Lender             Commitment          Commitment        Commitment       Commitment      Commitment
===========================================================================================================
Foothill Capital        $15,000,000          $        0        $        0      $        0      $15,000,000
Corporation
===========================================================================================================
Ableco Finance          $15,000,000          $2,400,000        $        0      $        0      $17,400,000
LLC
===========================================================================================================
Madeleine L.L.C.        $         0          $        0        $7,590,000      $4,686,880      $12,276,880
===========================================================================================================
All Lenders             $30,000,000          $2,400,000        $7,590,000      $4,686,880      $44,676,880
===========================================================================================================